Burst.com, Inc.

                          SECURITIES PURCHASE AGREEMENT

                                January 30, 2001


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                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (the "Agreement") is made as of the 30th day of January, 2001, by and between Burst.com, Inc., a Delaware corporation (the "Company"), and Eagle Wireless International, Inc, a Texas corporation ("Eagle").


                                    RECITALS

     WHEREAS, Eagle and ClearWorks.net, Inc., a Delaware corporation ("ClearWorks"), are subject to that certain Agreement and Plan of Reorganization dated as of September 15, 2000 wherein they have agreed to enter into a business combination transaction in which, among other things, each share of common stock of ClearWorks issued and outstanding immediately prior to the Effective Time (as defined therein) will be exchanged and converted into 0.8 shares of common stock of Eagle.

     WHEREAS, Eagle has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 which purports to register all shares of Eagle common stock to be issued in the proposed business combination transaction.

     WHEREAS, Eagle wishes to acquire from the Company 1,500,000 shares of the common stock of the Company in return for 500,000 shares of the common stock of ClearWorks, which 500,000 shares of ClearWorks common stock shall convert, as of the Effective Time, to 400,000 shares of Eagle common stock subject to the Form S-4 Registration Statement (the "Eagle Shares").

     WHEREAS, Eagle and the Company have entered into that certain License Agreement of even date herewith (the "License Agreement") pursuant to which the Company is to receive an additional 130,000 shares of ClearWorks common stock, which shall convert as of the Effective time to 104,000 shares of Eagle common stock subject to the Form S-4 Registration Statement (the "License Shares").

     NOW THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   PURCHASE AND SALE OF COMMON STOCK.

     1.1 Sale and Issuance. Subject to the terms and conditions of this Agreement, (i) Eagle agrees to purchase at the Closing (as hereinafter defined), and the Company agrees to sell and issue to Eagle at the Closing, 1,500,000 shares of Common Stock (the "Burst Shares"), at a purchase price of 500,000 shares of the common stock of ClearWorks currently owned by Eagle, which shares shall, by the Closing Date (as defined below), convert to the Eagle Shares.


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     1.2 Escrow and Closing.

     (a) Escrow. The parties agree to select a mutually agreeable third party to act as escrow agent ("Escrow Agent") to hold and deliver the Eagle Shares, together with any and all other documents reasonably requested by Escrow Agent, to assist the Company and Eagle in effecting the transaction contemplated herein.

     (b) Closing Date. The closing of the transactions contemplated hereby (the "Closing") shall occur on or before January 31, 2001 (the "Closing Date"). At the closing, the Escrow Agent shall deliver the Burst Shares to Eagle and the Eagle Shares and License Shares to the Company.

     (c) Transactions and Document Exchange at Closing. Prior to or at the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously:

          (i) The Company shall deliver to the Escrow Agent for the benefit of
     Eagle:

               (1) a certificate evidencing the Burst Shares being acquired;

               (2) an executed copy of a Registration Rights Agreement between the parties setting forth the registration rights which attach to the Burst Shares;

               (3) an executed copy of the License Agreement between the parties;

               (4) such other documents, instruments and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated herein, or as otherwise may be reasonably requested by Eagle in furtherance of the intent of this Agreement.

          (ii). Eagle shall deliver to the Escrow Agent for the benefit of the
     Company:

               (1) a certificate evidencing the Eagle Shares;

               (2) a certificate evidencing the License Shares:

               (3) an executed copy of a Registration Rights Agreement between the parties setting forth the registration rights which attach to the Burst Shares;

               (4) an executed copy of the License Agreement between the parties;


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               (5) such other documents, instruments and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated herein, or as otherwise may be reasonably requested by the Company in furtherance of the intent of this Agreement.

2. VOLUME TRADE LIMITATIONS; BURST ACQUISITION. The Company hereby agrees as follows:

     2.1 Trade Limits. In order to ensure an orderly market for Eagle common stock, the Company may sell a maximum of 25,000 shares of combined Eagle Shares and License Shares during any week in which the average daily volume of Eagle common stock as reported on the American Stock Exchange is less than 250,000 shares. The Company may sell a maximum of 40,000 shares of combined Eagle Shares and License Shares during any week in which such average daily volume of Eagle common stock is between 250,000 and 500,000 shares. The Company may sell a maximum of 50,000 shares of combined Eagle Shares and License Shares during any week in which such average daily volume of Eagle common stock is in excess of 500,000 shares per day. At Eagle's request, burst will furnish documentation evidencing the trading history of the Eagle Shares and License Shares.

     2.2 Merger, Acquisition or Asset Sale. In the event of a merger, acquisition or other sale of all or substantially all of the assets of the Company prior to the termination of Eagle's Rule 144 holding period, the Burst Shares shall, at Eagle's option, either (i) immediately convert into freely tradable securities of the Company or its acquirer or (ii) be repurchased by the Company for a cash price per share equal to the then-current market price of equivalent shares of the common stock of the Company. If such merger, acquisition or other sale of assets of the Company occurs prior to the termination of Eagle's Rule 144 holding period and the cash price of the Company's common stock is less than $0.50 per share, the License Agreement shall be extended as contemplated by Section 2.11 of the License Agreement.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Eagle that, as of the date of this Agreement, except as set forth in the corresponding Section referenced on the Schedule of Exceptions attached hereto as Schedule A (the "Schedule of Exceptions"):

     3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify or to be in good standing would have a material adverse effect on the assets, liabilities, condition (financial or other), business, results of operations or prospects of the Company or any of its Subsidiaries (a "Material Adverse Effect").

     3.2 Capitalization.


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     (a) The authorized capital stock of the Company consists of:

          (i) Twenty Million (20,000,000) shares of Convertible Preferred Stock, par value $0.00001 per share, of which none are issued and outstanding as of the date hereof and none are held in the Company's treasury.

          (ii) One Hundred Million (100,000,000) shares of Common Stock, par value $.00001 per share, of which Twenty Million One Hundred Forty-Eight Thousand One Hundred Twenty-Five (20,148,125) shares are issued and outstanding as of the date hereof and none are held in the Company's treasury. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and validly issued in compliance with all applicable Federal and state securities laws.

     (b) Except as set forth on Section 3.2(b) of the Schedule of Exceptions, there are no outstanding options, warrants, rights (including, without limitation, conversion or preemptive rights and rights of first refusal or co-sale rights or similar rights), calls, commitments or other agreements of any character, orally or in writing, providing for the purchase, issuance or sale by the Company of any shares of its capital stock, or the registration of any securities of the Company under the securities laws of any jurisdiction, other than as contemplated by this Agreement.

     (c) The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options, calls, commitments or other rights to acquire its capital stock.

     3.3 Subsidiaries. The Company does not have any subsidiaries and does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity other than as set forth in Section 3.3 of the Schedule of Exceptions. The Company is not a participant in any joint venture, partnership or similar arrangement. Each of the subsidiaries of the Company set forth in
Section 3.3 of the Schedule of Exceptions (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure so to qualify or to be in good standing would have a Material Adverse Effect. All of the shares of the capital stock of each of the Subsidiaries are owned by the Company and are, in each case, free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever (collectively, "Liens") and there are no outstanding subscriptions, warrants, options, convertible securities, or other rights pursuant to which any of the Subsidiaries is or may become obligated to issue any shares of its capital stock to any Person (as defined in Section 9.2 hereof) other than the Company.

     3.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Burst Shares and the Registration Rights Agreement in substantially the form attached hereto as Exhibit B (the "Registration Rights Agreement" and collectively with this Agreement and the License Agreement, the "Transaction Documents"), the performance of all


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obligations of the Company hereunder and thereunder and the authorization, issuance, sale and delivery of the Burst Shares has been taken or will be taken prior to the Closing, and the Transaction Documents, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) as the indemnity provisions of the Registration Rights Agreement may be limited by law. The sale of the Burst Shares is not subject to any preemptive rights, rights of first refusal, or similar rights.

     3.5 Valid Issuance of Securities. The Burst Shares, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and applicable state and Federal securities laws.

     3.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company or any of the Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement, except for (i) filings pursuant to Regulation D of the Securities Act of 1933, as amended (the "Securities Act"),
(ii) filings required under applicable state "blue sky" laws (which shall be duly filed) and (iii) the filing of a registration statement or statements pursuant to the Registration Rights Agreement.

     3.7 Private Placement. In reliance on the representations and warranties of Eagle in Section 4 hereof, the offer, sale and issuance of the Burst Shares as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any Person acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     3.8 Litigation. Except as set forth on the Schedule of Exceptions, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of the Subsidiaries nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of the Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of the Subsidiaries currently pending or which the company intends to initiate.

4. REPRESENTATIONS AND WARRANTIES OF EAGLE. Eagle hereby represents and warrants to the Company that:

     4.1 Authorization. Eagle is a corporation duly organized, validly existing and in good standing under the laws the State of Texas, and Eagle has the corporate power and authority to enter into the Transaction Documents to which it is a party and has (or will have) duly


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authorized, executed and delivered the same. The Transaction Documents to which it is a party, when executed and delivered by Eagle, will constitute valid and legally binding obligations of Eagle, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, or (b) as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies.

     4.2 Shares to be Transferred. Eagle holds of record and owns directly the shares of ClearWorks set forth in the Recitals above, free and clear of any restrictions on transfer, including but not limited to restrictions under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, and state laws, taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claimed and demands. Eagle is not a party to any option, warrant, purchase right or other contract or commitment that could require Eagle to sell, transfer, or otherwise dispose of or encumber any of said ClearWorks stock or the Eagle Shares and License Shares into which said stock is to be converted (other than as required by this Agreement). Eagle is not a party to any voting trust, proxy or other agreement or understanding with respect to the transfer of said ClearWorks stock, the Eagle Shares or the License Shares.

     4.3 Conversion of ClearWorks Securities. As contemplated by the Recitals above, Eagle has full power and authority to execute, endorse and deliver certificates representing the ClearWorks common stock to the Escrow Agent, and further warrants that Eagle need not give any notice, make any filing with, obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transaction contemplated by this Agreement with respect to the transfer and conversion of the ClearWorks common stock into the Eagle Shares and the License Shares.

     4.4 Accredited Investor. Eagle is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. Eagle is purchasing the Burst Shares for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Eagle acknowledges that the Burst Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available. Eagle understands that certificates representing the Burst Shares shall bear the following, or a substantially similar, legend until such time as they have been registered under the Securities Act or otherwise may be sold under Rule 144 under the Securities Act:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM


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     4.5 Reliance On Exemptions. Eagle understands that the Burst Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of Eagle set forth herein in order to determine the availability of such exemptions and the eligibility of Eagle to acquire the Burst Shares.


     4.6 Information. Eagle has been furnished all documents relating to the business, finances and operations of the Company that Eagle requested from the Company. Eagle has been afforded the opportunity to ask questions of the Company's representatives concerning the Company in making the decision to purchase the Burst Shares, and such questions have been answered to its satisfaction. However, neither the foregoing nor any other due diligence investigation conducted by Eagle or on its behalf shall limit, modify or affect the representations and warranties of the Company in Section 3 of this Agreement or the right of Eagle to rely thereon.

     4.7 Residence. Eagle is a resident of the jurisdiction set forth under its name on the signature pages hereto.

     4.8 Investment Experience. Eagle has experience as an investor in securities of Internet-related and technology companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Burst Shares. Eagle has not been organized for the purpose of acquiring the Burst Shares.

     4.9 Broker's or Finder's Fee. No agent, broker, person or firm acting on behalf of Eagle is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

5. COVENANTS OF THE COMPANY. The Company agrees with Eagle that it shall comply with the following covenants from and after the date of this Agreement, except as shall otherwise be expressly agreed pursuant to a written consent or consents executed by Eagle, until neither Eagle nor any affiliate of Eagle, which Eagle directly or indirectly, controls, is controlled by or is under common control with ("Affiliate") owns any of the Burst Shares purchased pursuant to this
Agreement:

     5.1 Exchange Act Filings. The Company shall file in a timely manner all reports and other documents required to be filed by it under the Exchange Act, and deliver copies of such reports not otherwise available on the Securities and Exchange Commission ("SEC") web site to Eagle. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations promulgated thereunder would permit such termination.

     5.2 Conduct of Business. The Company will continue to engage principally in the business now conducted by the Company or a business or businesses similar thereto or


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reasonably compatible therewith. The Company will keep in full force and effect its corporate existence.

     5.3 Payment of Taxes, Compliance with Laws, etc. The Company will pay and discharge all lawful federal, state and local taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a material lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company will comply with all applicable laws and regulations in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any shares of its capital stock, where the failure to so comply would have a Material Adverse Effect.

     5.4 Insurance. The Company will keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage sufficient to allow it to replace any of its material properties that might be damaged or destroyed. The Company will also maintain with such insurers insurance against other hazards and risks and liability to Persons and property to the extent and in the manner customary for companies engaged in the same or similar business.

     5.5 Maintenance of Properties. The Company will maintain all properties used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted.

     5.6 Current Public Information; Effectiveness. The Company shall timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and shall maintain the effectiveness of the registration statements pursuant to which the Shares are being registered as provided in the Registration Rights Agreement until such time as Eagle and its Affiliates no longer own any of the Burst Shares.

     5.7 Further Assurances. If at any time after the Closing any further action is reasonably necessary to carry out the purposes of the Transaction Documents, the proper officers or directors of the Company shall execute and deliver any further instruments or documents and take all such necessary action that may reasonably be requested by the other party(ies).

6. COVENANTS OF EAGLE. Eagle agrees with the Company that it shall comply with the following covenants from and after the date of this Agreement, except as shall otherwise be expressly agreed pursuant to a written consent or consents executed by the Company, until neither the Company nor any Affiliate of the Company owns any of the Eagle Shares or the License Shares:


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     6.1 Exchange Act Filings. Eagle shall file in a timely manner all reports and other documents required to be filed by it under the Exchange Act, and deliver copies of such reports not otherwise available on the SEC's web site to the Company. Eagle shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations promulgated thereunder would permit such termination.

     6.2 Conduct of Business. Eagle will continue to engage principally in the business now conducted by it or a business or businesses similar thereto or reasonably compatible therewith. Eagle will keep in full force and effect its corporate existence.

     6.3 Payment of Taxes, Compliance with Laws, etc. Eagle will pay and discharge all lawful federal, state and local taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a material lien or charge upon its property or any part thereof; provided, however, that Eagle shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by Eagle in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. Eagle will comply with all applicable laws and regulations in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any shares of its capital stock, where the failure to so comply would have a Material Adverse Effect.

     6.4 Insurance. Eagle will keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability, and the perils of casualty, fire and extended coverage in amounts of coverage sufficient to allow it to replace any of its material properties that might be damaged or destroyed. Eagle will also maintain with such insurers insurance against other hazards and risks and liability to Persons and property to the extent and in the manner customary for companies engaged in the same or similar business.

     6.5 Maintenance of Properties. Eagle will maintain all properties used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted.

     6.6 Material Adverse Changes. Eagle will promptly advise the Company of any event that represents or is reasonably likely to result in a Material Adverse Effect, and of each suit or proceeding commenced or threatened against Eagle which, if adversely determined, in the reasonable judgment of Eagle, is reasonably likely to have a Material Adverse Effect.

     6.7 Current Public Information; Effectiveness. Eagle shall timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and shall maintain the effectiveness of the S-4 Registration Statement or such other registration statements pursuant to which the Eagle Shares and the License Shares are being registered until such time as the Company and its Affiliates no longer own any of such securities.


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     6.8 Further Assurances. If at any time after the Closing any further action is reasonably necessary to carry out the purposes of the Transaction Documents, the proper officers or directors of Eagle shall execute and deliver any further instruments or documents and take all such necessary action that may reasonably be requested by the other party(ies).

7. CONDITIONS TO CLOSING. The obligations of the parties to consummate the transactions contemplated hereunder is subject to the fulfillment, at or before the Closing, of each of the following conditions, unless otherwise waived:

     7.1 Representations and Warranties. The representations and warranties of the parties as set forth above shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

     7.2 Performance. Each party shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it at or before the Closing.

     7.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of any securities pursuant to this Agreement shall be obtained and effective as of the Closing.

     7.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated herein and all documents incident thereto shall be reasonably satisfactory in form and substance to each party's counsel before the Closing Date, who shall have received all such counterpart and certified or other copies of such documents as they may reasonably request.

     7.5 Opinion of Counsel. The Company shall have received from Richard O. Weed of Weed & Co., counsel for Eagle, an opinion, dated as of the Closing Date, in form reasonably acceptable to the Company. Eagle shall have received from Bay Venture Counsel LLP, counsel for the Company, an opinion, dated as of the Closing Date, in form reasonably acceptable to Eagle.

     7.6 Registration Rights Agreement. The Company and Eagle shall have executed and delivered the Registration Rights Agreement in substantially the form attached as Exhibit B.

     7.7 License Agreement. The Company and Eagle shall have executed and delivered the License Agreement.

     7.8 Registration Statement. Eagle's Registration Statement on Form S-4 filed on November 9, 2000, as amended, shall have been declared effective by the SEC.

8. SURVIVAL OF REPRESENTATIONS; INDEMNITY.


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     8.1 Survival of Representations. Unless otherwise set forth in this
Agreement, the warranties, representations and covenants of the Company and Eagle contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of two (2) years following the Closing regardless of any investigation on the part of such party or its representatives, and shall insure to be benefit of the Company's successors and assigns and Eagle's successors and assigns and to their transferees of the securities subject hereto, whether expressed or not.

     8.2 Indemnification by the Company. The Company agrees to indemnify and hold Eagle and its agents harmless from damages, losses, costs or expenses (collectively, "Damages") suffered or paid, directly or indirectly, through application of the assets of the Company, or Eagle, as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against any of them with respect to or arising out of the failure of any representation or warranty made by the Company in this Agreement or in the Schedule of Exceptions delivered pursuant hereto to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date or the breach of any covenant made by the Company hereunder.

     8.3 Indemnification by Eagle. Eagle agrees to indemnify and hold the Company and its agents harmless from Damages suffered or paid, directly or indirectly, as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against any of them with respect to or arising out of the failure of any representation or warranty made by Eagle in this Agreement to be true and correct in all material respects as of the date of this Agreement and as of the Closing Date or out of the breach of any covenant made by Eagle hereunder.

     8.4 Notice of Claim. If indemnification pursuant to Sections 7.2 or 7.3 is sought, the indemnified party shall give notice to the indemnifying party of an event giving rise to the obligation to indemnify, allow the indemnifying party to assume and conduct the defense of the claim or action, and cooperate with the indemnifying party in the defense thereof. If the party obligated to indemnify and hold the other harmless wrongfully refuses to assume the defense of the party seeking indemnification, the party refusing to indemnify shall be responsible for all legal and other expenses incurred by the other party in connection with the investigation or defense of such claim or action including, without limitation, expenses incurred in enforcing such obligation to indemnify.

9. MISCELLANEOUS.

     9.1 Definition of Knowledge. An individual shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if such individual is actually aware of such fact or other matter. A corporation shall be deemed to have "knowledge" of or to have "known" a particular fact or other matter if any individual who is serving, or who has at any time served, as an officer or director of the corporation, has, or at any time had, knowledge, as defined above, of such fact or other matter.


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     9.2 Definition of Person. "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or other department or agency thereof.

     9.3 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties.

     9.4 Governing Law. THIS AGREEMENT AND ALL ACTS AND TRANSACTIONS PURSUANT HERETO AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     9.5 Counterparts; Facsimile Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any executed counterpart of this Agreement or other signature hereto delivered by a party hereto by facsimile shall be deemed for all purposes as being good and valid execution and delivery of this Agreement by that party.

     9.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     9.7 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or one (1) day after delivery by overnight courier or sent by telegram, fax or e-mail provided that in each case, the sender retains proof of receipt, or three
(3) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and (a) if to the Company, with a copy to Donald C. Reinke, Esq., Bay Venture Counsel, LLP, 1999 Harrison Street, Suite 1300, Oakland, California 94612, and (b) if to Eagle, with a copy to Richard O. Weed, Esq., Weed & Co., 4695 MacArthur Court, #1450, Newport Beach, California 92263.

     9.8 Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     9.9 Amendment and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this Section 9.9 shall be binding upon Eagle and each transferee of the Burst Shares, the Company and each transferee of the Eagle Shares and/or the License Shares, and each future holder of all such securities.

     9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.

In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     9.11 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     9.12 Entire Agreement. The Transaction Documents, and the documents referred to herein and therein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and expressly supersede any Term Sheet executed with respect to the subject matter hereof and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

     9.13 Waiver of Jury Trial. Each of the parties hereto waives to the fullest extent permitted by law any right it may have to trial by jury in respect of any claim, demand, action or cause of action based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. The parties to this Agreement each hereby agrees that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     9.14 Rules of Construction. No provision of this Agreement shall be construed in favor of or against any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof. References to sections herein include all subsections to the section referred to. Section headings herein have been inserted for convenience of reference only, are not a part of this Agreement and shall not be used in construing this Agreement.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

     The parties have executed this Securities Purchase Agreement as of the date first written above.



COMPANY:

Burst.com, Inc.


By: ________________________________
    Name:   Douglas Glen
    Title:  President and Chief Executive Officer

Address: 500 Sansome Street, Suite 500
         San Francisco, CA  94111

Telephone:  (415) 391-4455, x401
Fax:  (415) 391-3392
E-mail:  douglas.glen@burst.com



EAGLE:

Eagle Wireless International, Inc.


By: ________________________________
    Name:  Dr. H. Dean Cubley
    Title: President and Chief Executive Officer

Address: 101 Courageous Drive
         League City, TX  77573

Telephone:  (281) 538-6000
Fax:  (281)334-5302
E-mail:  Dcubley@eglw.com

                                    SCHEDULES

Schedule A:   Schedule of Exceptions to Representations and Warranties


                                    EXHIBITS

Exhibit B:    Form of Registration Rights Agreement

                             SCHEDULE OF EXCEPTIONS


     In connection with the execution and delivery of that certain Securities Purchase Agreement (the "Agreement"), dated as of January 30, 2001 by and between Burst.com, Inc., a Delaware corporation (the "Company"), and Eagle Wireless International, Inc. a Texas corporation, the Company hereby delivers this Schedule of Exceptions (this "Schedule") to the Company's representations and warranties given in Section 2 of the Agreement. References to any document do not purport to be complete and are qualified in their entirety by the document itself. Unless the context otherwise requires, all capitalized terms used in this Schedule shall have the respective meanings assigned to them in the Agreement.

     No reference to or disclosure of any item or other matter in this Schedule shall be construed as an admission or indication that such item or other matter is material or that such item is required to be referred to or disclosed in this Schedule. No disclosure in this Schedule relating to any possible breach or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

     This Schedule and the information and disclosures contained herein are intended only to list those items required to be listed in Section 2 of the Agreement, and to qualify and limit the representations, warranties and covenants of the Company contained in the Agreement and shall not be deemed to expand in any way the scope or effect of any such representations, warranties or covenants.

     The bold-faced headings contained in this Schedule are included for convenience only, and are not intended to limit the effect of the disclosures contained in this Schedule or to expand the scope of the information required to be disclosed in this Schedule.

Section 3.1 Organization Good Standing and Qualification.

     The Company leases facilities for offices and employs one or two employees in each office in California and Arizona. The Company is not qualified to do business in Arizona.

     The Company received notice from Nasdaq on December 21, 2000 that its common stock has failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days, as required by Marketplace Rule 4310(c)(4) (the "Rule"). In accordance with Marketplace Rule 4310(c)(8)(B), the Company has 90 calendar days, or until March 21, 2001, to regain compliance with this Rule. If at any time before March 21, 2001 the bid price of the Company's common stock is at least $1.00 for a minimum of 10 consecutive trading days, Nasdaq will determine if the Company complies with the Rule. However, if the Company is unable to demonstrate compliance with the Rule on or before March 21, 2001, Nasdaq will provide the Company with written notification pursuant to Marketplace Rule 4815(a) that Nasdaq will file an action to delist its common stock. At that time, the Company may request a review of Nasdaq's determination pursuant to Marketplace Rule 4800 Series.

Section 3.2 Capitalization.

(b)(i) Number of shares reserved for issuance pursuant to stock option, employee benefit or other plans:

        Total of 9,730,000 shares of common stock have been reserved for issuance upon exercise of incentive and non-statutory options and stock purchase rights granted under the Company's 1992, 1998 and 1999 Stock Plans (the "Plans").

(ii) Number of shares reserved for issuance or issuable pursuant to securities exercisable for, or convertible into or exchangeable for, any shares of Common Stock:

        Common Stock issuable on exercise of outstanding stock options issued under the Plans: 8,029,350 shares, of which options to purchase 5,363,665 shares were exercisable as of 12/31/00.

        Common Stock issuable on exercise of outstanding warrants: 6,435,396 shares.

(iii) Section 4 of a Securities Purchase Agreement dated as of January 27, 2000 (the "January 2000 Purchase Agreement") provides the purchasers under that agreement with a right of first refusal to purchase additional securities issued by the Company, subject to certain exceptions.

(iv) Number of shares of Common Stock reserved for issuance with respect to the sale of the Burst Shares: 1,500,000

Section 3.3 Subsidiaries.

        Explore Technology, Inc. is an Arizona corporation and a wholly owned subsidiary of the Company.

        Timeshift-TV, Inc. ("Timeshift") is a Delaware corporation and a wholly owned subsidiary of the Company.

Section 3.7 Litigation.

        The Company has filed for arbitration against Whit Soundview f/k/a E*Offering for rescission of an exclusive investment banking agreement and return of fees paid.

                                 BURST.COM, INC.
                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated effective as of January 30, 2001 (the "Effective Date") by and between (i) Eagle Wireless International , Inc., a Texas corporation ("Eagle" or "Holder") and (ii) Burst.Com, Inc., a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, Eagle and ClearWorks.net, Inc., a Delaware corporation ("ClearWorks"), are subject to that certain Agreement and Plan of Reorganization dated as of September 15, 2000 wherein they have agreed to enter into a business combination transaction in which, among other things, each share of common stock of ClearWorks issued and outstanding immediately prior to the Effective Time (as defined therein) will be exchanged and converted into 0.8 shares of common stock of Eagle.

     WHEREAS, Eagle has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 which purports to register all shares of Eagle common stock to be issued in the proposed business combination transaction.

     WHEREAS, Eagle and the Company are parties to a Securities Purchase Agreement ("the "Purchase Agreement") and Escrow Agreement, each of even date herewith, pursuant to which Eagle has agreed to acquire from the Company 1,500,000 shares of the common stock of the Company in return for 500,000 shares of the common stock of ClearWorks and said 500,000 shares of ClearWorks common stock shall convert, as of the Effective Time, to 400,000 shares of Eagle common stock subject to the Form S-4 Registration Statement.

     WHEREAS, the Company is obligated to enter into this Agreement pursuant to the terms of the Purchase Agreement. All capitalized terms not defined herein shall have the meaning established in the Purchase Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereto hereby agree as follows:

     1.   Definitions.

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means any and all (i) common stock of the Company issued pursuant to the Purchase Agreement; (ii) common stock of the Company issued as a dividend or other distribution with respect to or in replacement thereof, and
(iii) any common stock issued in any combination or subdivision thereof. In determining the amount of Common Stock held by any Person, the sum of (i), (ii) and (iii) shall be used and a Person shall be deemed to "hold" all Common Stock then held by and/or issuable to such Person.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statue and the rules and regulations of the Commission thereunder all as the same shall be in effect at the time.

     "Person" means any individual, corporation, trust, partnership, association, or other entity.

     "Registrable Shares" means the Common Stock.

     "Registration Statement" means the registration statement and any additional registration statements filed with the Commission as contemplated by
Section 2, including (in each case) any prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post- effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement or statements.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Untrue Statement" shall include any untrue statement or alleged untrue statement in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2.1  Demand Registration

     The Company shall,

     (a) within 120 days following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-1 in order to register with the Commission under the Securities Act a sale by Holder in accordance with the method or methods of distribution thereof as reasonably specified by Holder on a delayed or continuous basis pursuant to Rule 415 under the Securities Act all of the Registrable Shares (notwithstanding anything to the contrary expressed or implied herein, if a registration statement on Form S-3, or any substitute form, becomes available for registration of the Registrable Shares, the Company may instead prepare and file with the Commission a registration statement on Form S-3 at any time in order to register the Registrable Shares under the Securities Act and such registration statement will be a "Registration Statement" for the purposes of this Agreement);

     (b) use its best efforts, subject to receipt of necessary information from Holder, to cause such Registration Statement to become effective no later than 180 days following the Closing Date.

     2.2  Piggyback Registration

     (a) In the event it proposes to file on behalf of any of its security holders a Registration Statement other than as specified in Section 2.1(a) above and other than a registration statement on Form S-4

Registration Rights Agreement


or S-8 (or any successor form unless such forms are being used in lieu of or a the functional equivalent of, registration rights) for any class that is the same or similar to the Registrable Shares, the Company shall give written notice setting forth the terms of the proposed offering and such other information as Holder may reasonably request at least 30 days before the initial filing with the Commission of such registration statement, and offer to include in such filing such Registrable Shares as Holder may request. Holder will advise the Company in writing within 14 days after the date of receipt of such notice, setting forth the amount of such Registrable Shares for which registration is requested. Failure to give such notice shall be deemed a waiver of the rights of Holder hereunder with respect to such proposed registration, but not with respect to any subsequent registration. The Company will thereupon include in such filing the number of Registrable Shares for which registration is so requested, and will use its best efforts to effect registration under the Securities Act of such Registrable Shares.

     (b) Notwithstanding the foregoing, if the managing underwriters, or underwriters, if any, of such offering determines that inclusion of all of the Registrable Shares requested to be included exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then the amount of securities to be offered for the account of Holder will be reduced pro rata (according to the Registrable Shares proposed to be registered) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided however, that if securities are being offered for the account of other Persons as well as the Company, then with respect to the Registrable Shares intended to be offered by Holder, Registrable Shares shall be allocated among such other Persons and Holder pro rata based on the number of shares for which registration was requested.

     2.3  Registration Procedures and Expenses

     In connection with any registration of Registrable Shares under this
Section 2, the Company shall,

     (a) promptly notify Holder, at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to such Registration Statement contains an Untrue Statement;

     (b) promptly prepare and file with the Commission, and deliver to Holder, such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Shares until termination of such obligation as provided in Section 2.7 below;

Registration Rights Agreement


     (c) furnish to Holder a copy of the prospectus, including preliminary prospectus, in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by Holder;

     (d) file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in any state reasonably requested by Holder provided, however, that the Company shall not be required in connection with this paragraph (d) to (i) qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not then be qualified or execute a general consent to service of process in any jurisdiction or (ii) undertake any filing obligations in those states where the Company does not currently meet such filing requirements;

     (e) use its best efforts to cause all Registrable Shares to be listed on each securities exchange, quotation system, and market on which equity securities by the Company are then listed or traded;

     (f) bear all expenses in connection with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdiction, other than (i) fees and expenses, if any, of counsel or other advisors to Holder and (ii) brokers commissions, discounts or fees and transfer taxes; and

     (g) take all reasonable actions required to prevent the entry of any stop order issued or threatened by the Commission or any state regulatory authority with respect to any Registration Statement covering Registrable Shares, and take all reasonable actions to remove it if entered.

     2.4  Indemnification

     (a) The Company agrees to indemnify and hold harmless Holder, Holder's directors, officers, partners, agents, each underwriter of Registered Shares, and each Person who controls any of the foregoing (within the meaning of Section 15 of the Securities Act) (each an "Indemnified Party") from and against any losses, claims, damages or liabilities to which such Indemnified Party may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any Untrue Statement in the Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or arise under the Securities Act or any other statute or at common law and the Company will reimburse such Indemnified Party for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an

Registration Rights Agreement


Untrue Statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Party specifically for use in preparation of the Registration Statement or the failure of such Holder to comply with the covenants and agreements contained in Section 2 hereof respecting the sale of the Registrable Shares or any Untrue Statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by Holder.

     (b) Holder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Section 2 hereof respecting sale of the Registrable Shares, or any Untrue Statement contained in the Registration Statement if, but only if, such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of Holder specifically for use in preparation of the Registration Statement and Holder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that in no event shall any indemnity by Holder under this Section2.4 exceed the net proceeds received by such Holder from the sale of the Registrable Shares covered by such Registration Statement.

     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at

Registration Rights Agreement


the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties. No indemnifying party in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party.

     (d) If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary contained herein, any contribution by Holder hereunder shall not exceed the net proceeds received by Holder from the sale of the Shares covered by the Registration Statement.

     (e) The remedies provided for in this Section 2.4 shall be in addition to any other remedies available to Holder under this Agreement, at law or in equity.

     2.5 Transfer of Shares After Registration; Notice. Holder hereby covenants with the Company not to make any sale of the Registrable Shares after registration without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. Holder acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Holder hereby covenants that it will not sell any Shares pursuant to said

Registration Rights Agreement


prospectus during the period commencing at the time at which the Company gives Holder notice of the suspension of the use of said prospectus and ending at the time the Company gives Holder notice that Holder may thereafter effect sales pursuant to said prospectus; provided, however, that no such postponement shall be permitted for more than 90 days during any 12 month period. The foregoing provisions of this Section 2.5 shall in no manner diminish or otherwise impair the Company's obligations under Sections 2.1 and 2.2 above.

     2.6  Reporting Requirements.

     (a) The Company agrees to use its best efforts to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) so long as Holder owns Registrable Shares, to furnish to Holder forthwith upon request (1) a written statement by the Company as to whether it complies with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act, or whether it qualifies as a registrant whose securities may be resold pursuant to Commission Form S-3,
     (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing Holder of any rule or regulation of the Commission that would permit the selling of the Registrable Shares without registration.

     2.7 Termination of Obligations. The obligations of the Company pursuant to Sections 2.1 through 2.6 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Registrable Shares have been resold or (ii) such time as all of the Registrable Shares may be sold during any 3 month period pursuant to Rule 144, including Rule 144 (k) or (iii) upon the second anniversary date of the date of effectiveness of the Registration Statement.

     2.8. Assignability of Registration Rights. The Registration rights set forth in this Section 2 are assignable only to assignees acquiring the lesser of 250,000 or more Registrable Shares or all of Holder's Registrable Shares held at the time of assignment. Notwithstanding anything to the contrary herein, in no event shall the Holder of less than 250,000 Registrable Securities assign any rights herein after 30 days following the Effective Date and prior to the effectiveness of the Registration Statement. Provided further that the Company shall not be obligated to file any post-effective amendment to the Registration Statement solely for the purpose

Registration Rights Agreement


of adding such assignee(s) to the Registration Statement more than once during any consecutive six month period.

     3    Miscellaneous.

     (a) Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and/or the provisions hereof waived, only with the written consent of the Company and Holder. No course of dealing between the Company and Holder or any delay in exercising any rights hereunder or under the Company's Certificate of Incorporation will operate as a waiver of any rights of Holder.

     (b) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     (c) Severability. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (c) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together shall constitute one and the same Agreement.

     (d) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (e) Notices. All notices, demands, consents or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) three (3) business days following mailing thereof, if sent by first class certified mail, return receipt requested, or (iii) the next business day following transmission or mailing, if sent by facsimile (receipt confirmed and followed up by one of the other delivery methods discussed herein as well), Express Mail, Federal Express or similar service, addressed as follows:

     If to Holder:  To the applicable address set forth in the Purchase
                    Agreement

     If to the Company:   Burst.Com, Inc.
                          500 Sansome Street, Suite 500
                          San Francisco, CA 94111
                          Attn: Edward H. Davis, Esq.
                          Fax No.: (415) 391-3392

Registration Rights Agreement


     With a Copy to:      Bay Venture Counsel, LLP
                          1999 Harrison Street, Suite 1300
                          Oakland, CA 94612
                          Attn:  Donald C. Reinke, Esq.
                          Fax No.:  (510) 834-7440

Any party may change its address for purposes hereof by notice given in accordance with this Section 3.f to each of the other parties hereto.

     (f) Governing Law. The validity, meaning and effect of this Agreement, and all amendments and supplements hereto and all waivers and consents hereunder, shall be determined in accordance with the laws of California, applicable to contracts made and to be performed entirely within the State of California. Each of the parties hereby submits to personal jurisdiction in the County of San Francisco, State of California solely for purposes of this Agreement and waives any objection as to venue in the County of San Francisco, State of California.

     (g) Schedules and Exhibits. All schedules and exhibits are an integral part of this Agreement.

     (h) Litigation Costs. Subject to Section 2.4, if any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of a dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, if and only to the extent that the applicable arbitrator or court shall so direct and such direction is final and not subject to appeal or review.

     (i) Specific Performance. Each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, each non defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

     (j) Integration. This instrument constitutes the entire agreement of the parties hereto respecting the registration of the Registrable Shares by the Holders and correctly sets forth the rights, duties, and obligations of each party hereto to the others in relation thereto as of its date. Any prior agreements, promises, negotiations or representations concerning its subject matter which are not expressly set forth in this Agreement.

Registration Rights Agreement


     (l) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to Holder in this Agreement.

IN WITNESS WHEREOF, the parties have executed this registration rights Agreement as of the day and year first written above.



                              BURST.COM, INC.
                              a Delaware corporation


                              By: ________________________________
                                  Douglas Glen
                                  President and Chief Executive Officer



                              EAGLE WIRELESS INTERNATIONAL, INC.
                              a Texas corporation


                              By: ________________________________
                                  Dr. H. Dean Cubley
                                  President and Chief Executive Officer